UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

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LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
LIONS GATE ENTERTAINMENT CORP.
2021 Annual General and Special Meeting
Vote by September 13, 2021 11:59 PM ET
LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA
D58087-P59798
You invested in LIONS GATE ENTERTAINMENT CORP. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 14, 2021.
Get informed before you vote
View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 31, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote in Person at the Meeting*
September 14, 2021 2:00 p.m., local time
Dentons Canada
250 Howe Street, 20th Floor
Vancouver, British Columbia, V6C 3R8
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors: To elect directors of the Company for the ensuing year. See the section entitled “Proposal 1: Election of Directors” in the Notice and Proxy Statement.
1a. Michael Burns For 1b. Mignon Clyburn For 1c. Gordon Crawford For 1d. Jon Feltheimer For 1e. Emily Fine For 1f. Michael T. Fries For 1g. Susan McCaw For 1h. Yvette Ostolaza For 1i. Mark H. Rachesky, M.D. For 1j. Daryl Simm For 1k. Hardwick Simmons For
2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2022 at a remuneration to be determined by the Audit & Risk Committee. See the section entitled “Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm” For in the Notice and Proxy Statement.
3. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company’s Named Executive Officers. See the section entitled “Proposal 3: Advisory Vote to Approve For Executive Compensation” in the Notice and Proxy Statement.
4. Lions Gate Entertainment Corp. 2019 Performance Incentive Plan: To approve an amendment to the Lions Gate Entertainment Corp. 2019 Performance Incentive Plan. See the section entitled “Proposal 4: Proposal to Approve An For Amendment to Lions Gate Entertainment Corp. 2019 Performance Incentive Plan” in the Notice and Proxy Statement.
Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D58088-P59798